Capital Management - Percentages of Liabilities to Assets Ratio Used for Monitoring Capital (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2017 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 TWD ($)
Disclosure of objectives, policies and processes for managing capital [abstract]
Total liabilities	$ 15,138,993	$ 510,762	$ 15,048,258
Total assets	$ 33,259,942	$ 1,122,130	$ 31,295,960
Liabilities to assets ratio	45.52%	45.52%	48.08%